UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                   _________________________________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported:  June 25, 2008


                             DATARAM CORPORATION
___________________________________________________________________________
            (Exact name of registrant as specified in charter)

        New Jersey                1-8266                     22-1831409
___________________________________________________________________________
   (State or other juris-      (Commission                  (IRS Employer
diction of incorporation)      File Number)             Identification No.)


    Route 571, P.O. Box 7258, Princeton, NJ                 08543-7528
___________________________________________________________________________
    (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (609) 799-0071

___________________________________________________________________________
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01.     Entry into a Material Definitive Agreement

Item 1.02.     Termination of a Material Definitive Agreement

Item 5.02.     Departure of Directors or Certain Officers

     On June 25, 2008, the Company finalized agreements with Robert Tarantino, formerly President, CEO, Chairman of the Board of Directors and a Director of the Company. The Retirement Agreement executed by the Company and Mr. Tarantino (the "Agreement") confirms Mr. Tarantino's retirement as an officer and employee of the Company (including as a Trustee of the Company's 401(K) Plan) as of May 7, 2008, and Mr. Tarantino's resignation as a Director of the Company effective June 13, 2008.

     The Agreement provides for a total retirement payment consisting of
(a) the continued payment, for a term of one year from May 7, 2008, of the $300,000 compensation set forth in Mr. Tarantino's Employment Agreement with the Company, dated February 1, 2005, as amended (the "Employment Agreement"), (b) the payment of an additional $300,000 to Mr. Tarantino within seven days of the execution of the Agreement, (c) a bonus for the Company's 2009 fiscal year (ending April 30, 2009) calculated in the same manner as Mr. Tarantino's fiscal year 2008 bonus, as applied to the financial results for the fiscal year ending April 30, 2009 and (d) Mr. Tarantino's legal fees (up to $10,000) in connection with the review and negotiation of the Agreement. In addition, the Agreement provides that any and all stock options granted to Mr. Tarantino must be exercised by May 7, 2009, and provides for continuation of health insurance and certain other benefits for approximately one year. The Agreement also contains mutual releases between Mr. Tarantino and the Company, and effectively terminates any payments under the Employment Agreement other than those set forth in the Agreement.

     In addition, the Agreement contains an undertaking by Mr. Tarantino to refrain from using or disclosing any confidential information regarding the Company, and provides that the non-solicitation and non-competition provisions of the Employment Agreement shall survive until May 2, 2011.

Section 9 - Financial Statements and Exhibits.

Item 9.01.  Exhibits.

10     Retirement Agreement, dated as of June 13, 2008, by and between the
Company and Robert Tarantino.

99     Resignation of Robert Tarantino.











                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DATARAM CORPORATION

                                 By:  MARK MADDOCKS

Date:     June 30, 2008               _____________________________________
                                      Mark Maddocks, Vice President-Finance
                                      and Chief Financial Officer